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MedSource
   Technologies


                                                                   Exhibit 10.32
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                            CONFIDENTIALITY AGREEMENT


I _________________________________ ("EMPLOYEE") accept employment with
MedSource Technologies, Inc. herein collectively referred to as the ("EMPLOYER").

During my employment I may be entrusted with, have access to and become familiar with the trade secrets and other confidential and/or proprietary information (hereinafter "confidential information") of the EMPLOYER. I acknowledge that the EMPLOYER's confidential information has been developed and maintained at great effort and expense, has been kept and protected as confidential, is of substantial value to the EMPLOYER, and provides the EMPLOYER with a significant competitive advantage. In addition, the EMPLOYER's relationships with customers is predicated on an understanding of total confidentiality, with no tolerance for disclosure to other than strictly intended parties, and for the sole purpose of performing duties for the EMPLOYER and on behalf of EMPLOYER's customers.

I understand that the EMPLOYER would not offer me employment, provide me with specialized training, or entrust me with the EMPLOYER's confidential information in the absence of this Confidentiality Agreement ("Agreement"). Therefore, in consideration of my employment, I agree as follows:

     1.   Non-Disclosure: I will hold all of the EMPLOYER's confidential
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          information in strictest secrecy and confidence, and use it solely for the purpose of performing my duties for the EMPLOYER. I will not directly or indirectly, take, use or disclose (or enable anyone else to take, use or disclose) any of the EMPLOYER's confidential information during my employment, or any time thereafter, without the EMPLOYER'S prior written permission.

     2.   Employer Property: All files, records, customer lists, customer
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          information, supplier information, proposals, specifications, manufacturing processes, procedures, know how, mailing lists, pricing lists, or other information and documents, and all computer software, software applications, files, data bases, and the like relating to the business of the EMPLOYER or which contain confidential information, whether prepared by me or otherwise coming into my possession, shall remain the exclusive property of the EMPLOYER and shall not be removed from its premises except as necessary for my job responsibilities and in furtherance of the interests of the EMPLOYER. I will promptly deliver to the EMPLOYER any such material (including any photocopies, extracts or summaries of it) that is in my possession, custody or control, upon the termination of my employment for any reason, or upon the EMPLOYER's request.

     3.   Non-Solicitation: During my employment and for one year after the
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          termination of my employment for any reason, I will not, directly or indirectly, either personally or on behalf of any other entity (whether as a director, officer, stockholder, owner, partner, consultant,

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          principal, employee, agent or otherwise), (a) solicit, induce, entice, hire, employ or attempt to employ any individual employed by the EMPLOYER as of the termination of my employment or during the prior year; or (b) take any action which is intended, or would reasonably be expected, to adversely affect the EMPLOYER, its business, reputation, or its relationship with its customers, prospective customers, or suppliers.

     4.   Definitions: For the purposes of this Agreement, the term (a)
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          "confidential information" shall include all trade secrets, proprietary and other information that is disclosed to or acquired by me during or in the course of my employment that relates to the business of the EMPLOYER and is not generally available to the public, or generally known in the medical device industry. Confidential information includes, without limitation, customers' identities and requirements, customer lists, suppliers' identities and products, pricing information, product price discount information, manufacturing processes and procedures, new product research, financial information not generally available to the public, and other non public information. The term also includes any techniques, know how, processes or combinations thereof, or compilations of information, records and specifications, utilized or owned by the EMPLOYER, development, marketing, pricing, business methods, strategies, financial or other analyses, policies or business opportunities; and
          (b) "document" shall include files, records, correspondence, memoranda whether in written form or on computer, video and audio discs and tapes and all other recorded, taped, filmed or graphic material however produced or reproduced, and any tangible thing that, in whole or part, contains, records, illustrates or conveys information.

     5.   Enforcement: I acknowledge that if I violate this Agreement, the
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          EMPLOYER could suffer irreparable harm and have no adequate remedy at law. I therefore consent to enforcement of this Agreement by means of a temporary injunction or other appropriate equitable relief in any competent court, which shall be in addition to any other remedies the EMPLOYER may have under this Agreement or otherwise. I further agree that, in the event the court grants injunctive or other equitable relief in favor of the EMPLOYER, I will also be liable for all costs incurred in connection therewith, including the EMPLOYER's reasonable attorneys' fees.

     6.   Consideration: This Agreement is entered into between EMPLOYER and
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          EMPLOYEE in connection with the EMPLOYEE's initial and continued
          employment in any capacity by the EMPLOYER.

     7.   Successors and Assigns: This Agreement shall be binding upon and inure
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          to the benefit of the EMPLOYEE and the EMPLOYER and their respective successors, assigns, heirs or legal representatives.

     8.   Applicable Law: This Agreement and its enforcement will be governed by
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          the laws of the state of Minnesota, without regard to its conflicts of law principles.


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     By my signature below, I acknowledge that I have read and understand this
Agreement and had an opportunity to ask the EMPLOYER any questions about it prior to signing. I understand, that my signing of this Agreement is a condition of my employment. I am voluntarily entering this Agreement and I certify that neither the EMPLOYER, nor its agents, has made any representations concerning the terms or effects of this Agreement other that those contained herein.

Signature: _____________________________________________________


Date:      _________________________________________________        ____________

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